                                                                  EXHIBIT 99.164

YENDT, JOHN
--------------------------------------------------------------------------------

From:             Yendt, John
Sent:             Tuesday, April 11, 2000 01:56 PM
To:               'Fulin_A_Zhuang@calpx.com'
Cc:               'Thrinaynee_A_Reddy@calpx.com'
Subject:          RE: Compliance Monitoring Unit Data Requirement --- Emergency
                  Service Request #505 Status --- Addendum


Thrinanee changed the input data. I've sent the program to here to run against the newest data.

----- Original Message -----
From: Fulin_A_Zhuang@calpx.com [mailto: Fulin_A_Zhuang@calpx.com]
Sent: Monday, April 10, 2000 18:02
To: Robert_L_Earle@calpx.com
Cc: Paul_A_Thibodeaux@calpx.com; Seth_E_Wilson@calpx.com;
Shangyou_A_Hao@calpx.com; John_A_Rinaldi@calpx.com; john.yendt@ps.net;
Ning_A_Yang@calpx.com; trinaynee.reddy@ps.net
Subject: Re: Compliance Monitoring Unit Data Requirement --- Emergency Service Request #505 Status --- Addendum


Robert,

Per our conversation 20 minutes ago, I have added two files to \\csiapapp1a\dataset. These two files are "RESOURCE_INFO.XLS" and "RESOURCE_INFO.CSV". Both contain the same resource-participant-zone data in different formats. Please review and let me know if you have questions.

Fulin
---------------------- Forwarded by Fulin A Zhuang/users/PX_CALIF on 04/10/2000 02:52 PM ----------------------


Fulin A Zhuang
04/10/2000 02:17 PM

To: Robert L Earle/users/PX_CALIF@PXNOTES
cc: Paul A Thibodeaux/users/PX_CALIF@PXNOTES, Seth E
    Wilson/users/PX_CALIF@PXNOTES, Shangyou A Hao/users/PX_CALIF@PXNOTES, John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A
    Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net
Fax to:
Subject: Re: Compliance Monitoring Unit Data Requirement --- Emergency Service
    Request # 505 Status (Document link: Fulin A Zhuang)

Robert,

Attached please find a data set reference showing the status of various items that you requested. For each item ready for your review and use, a "Ready" is indicated in the "Status" column.

The actual data is in \\csiapapp1a\compliance\dataset or its sub-folders. All the data ready for your review and use are in CSV format with column headings.

Please let me know as soon as possible if you have any questions or comments.

Fulin

(See attached file: ESR505_DataRef1.doc)

Robert L Earle
04/10/2000 01:08 PM

To:  Fulin A Zhuang/users/PX_CALIF@PXNOTES
cc:  Seth E Wilson/users/PX_CALIF@PXNOTES, Shangyou A
     Hao/users/PX_CALIF@PXNOTES, John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net
Fax to:
Subject: Re: Compliance Monitoring Unit Data Requirement --- Emergency Service
     Request # 505 (Document link: Fulin A Zhuang)

Hi.
I've annotated the list below. Thanks for your help.



Fulin A Zhuang
04/07/2000 01:06 PM

To:  Robert L Earle/users/PX_CALIF@PXNOTES
cc:  Seth E Wilson/users/PX_CALIF@PXNOTES, Shangyou A
     Hao/users/PX_CALIF@PYNOTES, John A Rinaldi/users/PX_CALIF@PXNOTES, john.yendt@ps.net, Ning A Yang/users/PX_CALIF@PXNOTES, trinaynee.reddy@ps.net

Subject: Compliance Monitoring Unit Data Requirement --- Emergency Service
     Request # 505

Robert,

I want to confirm once more with you on what data you would need for the MMC meeting towards the end of April. These data items are listed below, in the order of priority provided by you:

1. Dayahead energy bid curves by portfolio as well as aggregated to the participant level

2. Day-Of or hourahead energy bid curves by portfolio as well as aggregated to participant level and aggregated to market level.

3. Day ahead unconstraint PX energy market clearing prices and quantities

4. Day-Of unconstraint PX energy market clearing prices and quantities

5. Day-Ahead Initial Preferred Schedules, at resource level and aggregated to participant zonal supply and participant zonal demand leves

6. Day-Of or hourahead initial preferred schedules, at resource level and aggregated to participant zonal supply and participant zonal demand levels

7. Day-Ahead energy zonal market clearing prices and quantities

8. Day-Of or hour-ahead zonal market clearing prices and quantities

9. Day-Ahead Final Schedules, at resource level and aggregated to participant zonal supply and participant zonal demand leves

10. Day-Of or hourahead Final schedules, at resource level and aggregated to participant zonal supply and participant zonal demand levels


Please e-mail me as soon as possible with your correction or confirmation.

Please do not wait over the weekend.

Thank you,

Fulin

06/14/02


        CALPX COMPLIANCE MONITORING UNIT -- EMERGENCY DATA REQUEST #505
                      DATA SET STATUS AS OF April 10, 2000

 #           Item                      Aggregation Level                  From         To          File               Status
 -           ----                      -----------------                  ----         --          ----               ------
1a   DA energy bid curves        Portfolio
1b   DA participant aggregate    Participant, Supply or Demand          04/01/98    02/06/00  DABid.txt               Ready
     energy bid curves


1c   DA Market aggregate         PX Market
     energy bid curves
2a   HA energy bid curves        Resource                               07/30/98    04/07/00  \zip\DayofBid_          Ready
                                                                                              Resource.zip

2b   HA participant aggregate    Participant, Supply or Demand
     energy bid curves
2c   HA market aggregate         PX Market
     energy bid curves
3a   DA UMCP, UMCQ               PX Market                              04/01/98    02/08/00  DAUnconstPrice.txt      Ready
3b   DA Partipant UMCQ           Participant, Supply or Demand          04/01/98    02/06/00  DAUnconstQty.txt        Ready
4a   HA UMCP, UMCQ               PX Market                              07/30/98    04/07/00  HAUnconstPrice.dat      Ready
4b   HA Participant UMCQ         Participant, Supply or Demand
5a   DA IPS                      Resource                               04/01/98    02/09/00  \DAIPS                  Ready
5b   DA Aggregate IPS            Participant, Zone, Supply or                                 \DAIPS_Aggregate        Ready
                                 Demand
6a   HA IPS                      Resource                                                     \zip\DayofUnconst       Ready
                                                                                              Qty_Resource.zip
6b   HA Aggregate IPS            Participant, Zone, Supply or
                                 Demand
7a   DA ZMCP                     Zone                                   04/01/98    07/21/99  DAConstPrice.txt        Looking for
                                                                                                                      missing data
7b   DA ZMCQ                     Zone
8a   HA ZMCP                     Zone
8b   HA ZMCQ                     Zone
9a   DA FS                       Resource                               04/01/98    02/17/00  \DAFS                   Ready

 #           Item                          Remark
 -           ----                          ------
1a   DA energy bid curves
1b   DA participant aggregate    AGGREGATE FROM ITEM 1a.
     energy bid curves           Data incorrect for 10/14/99
                                 through 10/23/99, 8/18/99
                                 and 1/20/00
1c   DA Market aggregate
     energy bid curves
2a   HA energy bid curves        Hour index is actual hour-
                                 beginning, not hour-
                                 ending
2b   HA participant aggregate    AGGREGATE FROM ITEM 2a
     energy bid curves
2c   HA market aggregate
     energy bid curves
3a   DA UMCP, UMCQ
3b   DA Partipant UMCQ
4a   HA UMCP, UMCQ
4b   HA Participant UMCQ         AGGREGATE FROM ITEM 6a
5a   DA IPS
5b   DA Aggregate IPS            AGGREGATE FROM ITEM 5a

6a   HA IPS

6b   HA Aggregate IPS            AGGREGATE FROM ITEM 6a

7a   DA ZMCP                     Expected to be ready by
                                 COB 4/10
7b   DA ZMCQ
8a   HA ZMCP
8b   HA ZMCQ
9a   DA FS

 #           Item                      Aggregation Level                  From         To          File               Status
 -           ----                      -----------------                  ----         --          ----               ------
9b   DA Aggregate FS             Participant, Zone, Supply or                                 \DAFS_Aggregate         Ready
                                 Demand
10a  HA FS                       Resource
10b  HA Aggregate FS             Participant, Zone, Supply or
                                 Demand

 #           Item                          Remark
 -           ----                          ------
9b   DA Aggregate FS             AGGREGATE FROM ITEM 9a

10a  HA FS
10b  HA Aggregate FS             AGGREGATE FROM ITEM
                                 10a